Execution Copy                                                           10.16.1
================================================================================


                               West Marine, Inc.

                      ___________________________________

                                First Amendment
                         Dated as of December 29, 1998

                                      to

                              Guaranty Agreement
                         Dated as of December 22, 1997

                      ___________________________________


                Re:  $40,000,000 6.85% Senior Guaranteed Notes
          Due December 23, 2004 of West Marine Finance Company, Inc.

================================================================================

                     FIRST AMENDMENT TO GUARANTY AGREEMENT

     This First Amendment dated as of December 29, 1998 (the or this "First Amendment") to the Guaranty Agreement dated as of December 22, 1997 is between West Marine, Inc., a Delaware corporation (the "Parent Guarantor"), and each of the institutions which is a signatory to this First Amendment (collectively, the "Noteholders").

                                   RECITALS:

     A. West Marine Finance Company, Inc., a California corporation (the "Company"), and each of the Noteholders have heretofore entered into separate and several Note Purchase Agreements, each dated as of December 22, 1997 (collectively, the "Note Purchase Agreements"). The Company has heretofore issued the $40,000,000 6.85% Senior Guaranteed Notes Due December 23, 2004 (the "Notes") pursuant to the Note Purchase Agreements.

     B. The payment by the Company of all amounts due with respect to the Notes and the performance by the Company of its obligations under the Note Purchase Agreements has been guaranteed by the Parent Guarantor pursuant to the Guaranty Agreement dated as of December 22, 1997 (the "Guaranty Agreement") from the Parent Guarantor to the Noteholders.

     C. The Parent Guarantor and the Noteholders now desire to amend the Guaranty Agreement in the respects, but only in the respects, hereinafter set forth.

     D. Capitalized terms used herein shall have the respective meanings ascribed thereto in the Note Purchase Agreements unless herein defined or the context shall otherwise require.

     E. All requirements of law have been fully complied with and all other acts and things necessary to make this First Amendment a valid, legal and binding instrument according to its terms for the purposes herein expressed have been done or performed.

     Now, therefore, upon the full and complete satisfaction of the conditions precedent to the effectiveness of this First Amendment set forth in (S)3.1 hereof, and in consideration of good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the Parent Guarantor and the Noteholders do hereby agree as follows:


Section 1.   Amendments.

     Section 1.1. Section 5.2 of the Guaranty Agreement shall be and is hereby amended and restated in its entirety to read as follows:

                    "Section 5.2.   Fixed Charges Coverage Ratio. The Parent
     Guarantor will as of the end of each fiscal quarter set forth below keep and maintain the ratio of Consolidated Net Income Available for Fixed Charges to Consolidated Fixed Charges for each period of four consecutive fiscal quarters at not less than the ratio indicated below:

              Fiscal Quarter                           Minimum Ratio Level

            Fourth Quarter 1998                            1.30 to 1.0

      First Quarter 1999 and thereafter                    1.50 to 1.0"


Section 2.  Representations and Warranties of the Parent Guarantor.


     Section 2.1. To induce the Noteholders to execute and deliver this First Amendment (which representations shall survive the execution and delivery of this First Amendment), the Parent Guarantor represents and warrants to the Noteholders that:

            (a) this First Amendment has been duly authorized, executed and delivered by it and this First Amendment constitutes the legal, valid and binding obligation, contract and agreement of the Parent Guarantor enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors' rights generally;

            (b) the Guaranty Agreement, as amended by this First Amendment, constitutes the legal, valid and binding obligation, contract and agreement of the Parent Guarantor enforceable against it in accordance with its respective terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors' rights generally;

            (c) the execution, delivery and performance by the Parent Guarantor of this First Amendment (i) has been duly authorized by all requisite corporate action and, if required, shareholder action, (ii) does not require the consent or approval of any governmental or regulatory body or agency, and (iii) will not (A) violate (1) any provision of law, statute, rule or regulation or its certificate of incorporation or bylaws,
     (2) any order of any court or any rule, regulation or order of any other agency or government binding upon it, or (3) any provision of any material indenture, agreement or other instrument to which it is a party or by which its properties or assets are or may be bound, including, without limitation, the Bank Credit Agreement, or (B) result in a breach or constitute (alone or with due notice or lapse of time or both) a default under any indenture, agreement or other instrument referred to in clause
     (iii)(A)(3) of this (S)2.1(C);

            (d) as of the date hereof and after giving effect to this First Amendment, no Default or Event of Default has occurred which is continuing; and

            (e) all the representations and warranties contained in Section 2 of the Guaranty Agreement are true and correct in all material respects with the same force and effect as if made by the Parent Guarantor on and as of the date hereof.

Section 3.  Conditions to Effectiveness of This First Amendment.

     This First Amendment shall not become effective until, and shall become effective when, each and every one of the following conditions shall have been satisfied:

            (a) executed counterparts of this First Amendment, duly executed by the Parent Guarantor and the holders of at least 51% of the outstanding principal of the Notes, shall have been delivered to the Noteholders;

            (b) the Noteholders shall have received a copy of the resolutions of the Board of Directors of the Parent Guarantor authorizing the execution, delivery and performance by the Parent Guarantor of this First Amendment, certified by its Secretary or an Assistant Secretary; and

            (c) the representations and warranties of the Parent Guarantor set forth in (S) 2 hereof are true and correct on and with respect to the date hereof.

Upon receipt of all of the foregoing, this First Amendment shall become effective.

Section 4.  Payment of Noteholders' Counsel Fees and Expenses.

     The Parent Guarantor agrees to pay upon demand, the reasonable fees and expenses of Chapman and Cutler, counsel to the Noteholders, in connection with the negotiation, preparation, approval, execution and delivery of this First Amendment.

Section 5.  Miscellaneous.

     Section 5.1. This First Amendment shall be construed in connection with and as part of the Guaranty Agreement, and except as modified and expressly amended by this First Amendment, all terms, conditions and covenants contained in the Guaranty Agreement are hereby ratified and shall be and remain in full force and effect.

     Section 5.2. Any and all notices, requests, certificates and other instruments executed and delivered after the execution and delivery of this First Amendment may refer to the Guaranty Agreement without making specific reference to this First Amendment but nevertheless all such references shall include this First Amendment unless the context otherwise requires.

     Section 5.3. The descriptive headings of the various Sections or parts of this First Amendment are for convenience only and shall not affect the meaning or construction of any of the provisions hereof.

     Section 5.4. This First Amendment shall be governed by and construed in accordance with California law.

     Section 5.5. The execution hereof by you shall constitute a contract between us for the uses and purposes hereinabove set forth, and this First Amendment may be executed in any number of counterparts, each executed counterpart constituting an original, but all together only one agreement.

                                 West Marine, Inc.



                                 By
                                   Its______________________________


The foregoing is hereby agreed
to as of the date thereof.

                                 Connecticut General Life Insurance Company

                                 By:  CIGNA Investments, Inc.


                                 By
                                   Its


                                 Connecticut General Life Insurance Company, on
                                   behalf of one or more separate accounts

                                 By:  CIGNA Investments, Inc.


                                 By
                                   Its


                                 RGA Reinsurance Company

                                 By:  Conning Asset Management Company


                                 By
                                   Its

                                 COVA Financial Life Insurance Company

                                 By:  Conning Asset Management Company



                                 By
                                   Its


                                 The Travelers Insurance Company



                                 By
                                   Its


                                 Hartford Life and Accident Insurance Company

                                 By:  Hartford Investment Services, Inc., Its
                                      agent and attorney-in-fact


                                 By
                                   Its

     The undersigned hereby acknowledge and agree to the foregoing Amendment.

                                 West Marine Finance Company, Inc.

                                 By
                                   Its

                                 Central Marine Supply (Florida), Inc.
                                 Central Marine Supply, Inc.
                                 E & B Marine IHC I, Inc.
                                 E & B Marine IHC II, Inc.
                                 E & B Marine LBC, Inc.
                                 E & B Marine Supply (Florida), Inc.
                                 E & B Marine Supply, Inc., a Maryland
                                   corporation
                                 E & B Marine Supply, Inc., a New Jersey
                                   corporation
                                 E & B Marine, Inc.
                                 Goldbergs' Marine Distributors, Inc.
                                 James Bliss & Company, Inc.
                                 Krista Corporation
                                 Sea Ranger Marine, Inc.
                                 W. Marine Management Company, Inc.
                                 West Marine FSC, Inc.
                                 West Marine IHC I, Inc.
                                 West Marine IHC II, Inc.
                                 West Marine LBC, Inc.

                                 By
                                   Its